Exhibit 10.13

AMENDMENT No. 1, dated as of April 15, 2020 (this “Amendment”), to Second Lien Credit Agreement, dated as of March 5, 2019 (as amended by the Technical Amendment, dated May 13, 2019, and as otherwise may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Phoenix Intermediate Holdings Inc., a Delaware corporation (“Holdings”), Phoenix Guarantor Inc. (the “Borrower”), the several lenders from time to time parties thereto and Wilmington Trust, National Association, as the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement or the Amended Credit Agreement (as defined below), as applicable).

WHEREAS, Holdings and the Borrower (each a “Credit Party” and, together, the “Credit Parties”) have requested that the Credit Agreement be amended as set forth herein;

WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Amendment on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended effective as of the first Business Day on which all conditions precedent set forth in Section 3 of this Amendment are satisfied (the “Amendment No. 1 Effective Date”) as follows:

Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto (the “Amended Credit Agreement”).

Section 2. Representations and Warranties. The Credit Parties represent and warrant to the Lenders and the Administrative Agent as of the Amendment No. 1 Effective Date that:

(a) Each Credit Party has taken all necessary organizational action to authorize the execution and delivery of this Amendment and the performance of the obligations by each Credit Party under this Amendment and under the Amended Credit Agreement.

(b) Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(c) The execution, delivery and performance by each Credit Party of this Amendment and the performance of the obligations by each Credit Party under the Amended Credit Agreement will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

(d) Before and after giving effect to this Amendment, the representations and warranties made by any Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date.

(e) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received (i) from the Administrative Agent, (ii) from the Required Lenders and (iii) from the Credit Parties, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) The Borrower shall have paid the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Covington & Burling LLP, as counsel to the Administrative Agent) of the Administrative Agent and the reasonable fees, charges and disbursements of Gibson Dunn & Crutcher LLP, counsel for the Amendment No. 1 Arrangers, for which invoices have been presented prior to the Amendment No. 1 Effective Date;

(c) At the time of and immediately after giving effect to the Amendment no Default or Event of Default shall have occurred and be continuing; and

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Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment.

This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Credit Party hereby consents to this Amendment and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to guarantee and secure the Obligations. For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Credit Document.

Section 8. Agent Authorization.

Each of the undersigned Lenders, constituting the Required Lenders, hereby authorizes the Administrative Agent and the Collateral Agent to execute and deliver this Amendment on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PHOENIX GUARANTOR INC., as the Borrower

By:	/s/ Steven S. Reed
Name:	Steven S. Reed
Title:	Vice President and Secretary

PHOENIX INTERMEDIATE HOLDINGS INC., as Holdings

By:	/s/ Steven S. Reed
Name:	Steven S. Reed
Title:	Vice President and Secretary

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ David Bergstrom
Name: David Bergstrom
Title: Vice President

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]

AP MEZZANINE PARTNERS III, L.P., as a Lender

By: HPS Mezzanine Management III, LLC, as Investment Manager

By: HPS Investment Partners, LLC, its sole and Managing Member

/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

MEZZANINE PARTNERS III, L.P., as a Lender

By: HPS Mezzanine Management III, LLC, as Investment Manager

By: HPS Investment Partners, LLC, its sole and Managing Member

/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

MP III OFFSHORE MEZZANINE
INVESTMENTS, L.P., as a Lender

By: BPS Mezzanine Management III, LLC, as Investment Manager

By: HPS Investment Partners, LLC, its sole and Managing Member

/s/ Garrett Cockren
Name: Garrett Cockren
Title: Managing Director

[Signature Page to Amendment No. 1 [Phoenix Guarantor Inc.]]